EXHIBIT 4.16

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT

BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT

TREATS AS PRIVATE OR CONFIDENTIAL

Supplemental Agreement No. 13

to

Purchase Agreement No. 2191

between

The Boeing Company

and

COPA Holdings, S.A., Inc. Relating to

Boeing Model 737 Aircraft

THIS SUPPLEMENTAL AGREEMENT entered into as of April 23, 2007 by and between THE BOEING COMPANY, a Delaware corporation with its principal office in Seattle, Washington, (Boeing) and COPA HOLDINGS, S.A., INC. (Customer);

WHEREAS, the parties hereto entered into Purchase Agreement No. 2191 dated November 25, 1998 (the Agreement), as amended and supplemented, relating to Boeing Model 737-7V3 and 737-8V3 aircraft (the Aircraft); and

WHEREAS, Customer and Boeing have come to agreement on the **Material Redacted** and **Material Redacted** and

WHEREAS, Boeing and Buyer have mutually agreed to amend the Agreement to incorporate the effect of these and certain other changes;

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Agreement as follows:

1.1.	Table of Contents, Tables and Letter Agreements:

1.2.

Remove and replace, in its entirety the “Table of Contents”, with the “Table of Contents” attached hereto and hereby made a part of the Agreement, to reflect the changes made by this Supplemental Agreement.

1.3.	Table 1-4 entitled “Aircraft Information Table for Model 737- 7V3 Aircraft ” is attached hereto to reflect the **Material Redacted** for the **Material Redacted** 737-7V3 Aircraft.

1.4.	Table 1-5 entitled “Aircraft Information Table for Model 737- 8V3 Aircraft ” is attached hereto to reflect the **Material Redacted** 737-8V3 Aircraft.

PA No. 2191	Page 1	SA No. 13

1.5.	Table 1-6 entitled “Aircraft Information Table for Model 737- 8V3 Aircraft ” is attached hereto to reflect the scheduled delivery months for the 737-8V3 Aircraft of **Material Redacted**

1.6.

Table 1-7 entitled “RLL- 3958 —Option Aircraft — Aircraft Information Table for Model 737- 8V3 Aircraft ” is attached hereto to reflect the scheduled delivery months for the 737-8V3 Option Aircraft of **Material Redacted**.

1.7.	Letter Agreement No. 6-1162-LAJ-982R4 entitled “Special Matters” to include a revision to Article 6 entitled **Material Redacted** and “Confidentiality”.

1.8.	Letter Agreement No. 6-1162-RLL-3958 entitled “Option Aircraft ” is attached hereto and hereby made a part of the Agreement.

The Purchase Agreement will be deemed to be supplemented to the extent herein provided as of the date hereof and as so supplemented will continue in full force and effect.

Boeing and Customer have each caused this Supplemental Agreement to be duly executed as of the day and year first written above.

	THE BOEING COMPANY		COPA HOLDINGS, S.A.

**Material Redacted**

By		By:

Its:	Attorney-In-Fact	Its:	Chief Executive Officer

PA No. 2191	Page 2	SA No. 13

TABLE OF CONTENTS

ARTICLES		SA NUMBER

1.	Quantity, Model and Description	SA 3

2.	Delivery Schedule

3.	Price

4.	Payment SA 3

5.	Miscellaneous

TABLE
1-1	Aircraft Information Table for Model 737-7V3 Aircraft	SA 4
1-2	Aircraft Information Table for Model 737-8V3 Aircraft	SA 5
1-3	Aircraft Information Table for Model 737-7V3 Aircraft	SA 7
1-4	Aircraft Information Table for Model 737-7V3 Aircraft	SA 13
1-5	Aircraft Information Table for Model 737-8V3 Aircraft	SA 13
1-6	Aircraft Information Table for Model 737-8V3 Aircraft	SA 13
1-7	Aircraft Information Table for Model 737-8V3 Aircraft	SA 13
Option Aircraft

EXHIBIT
A-1	Aircraft Configuration for Model 737-7V3 Aircraft	SA 3
A-2	Aircraft Configuration for Model 737-8V3 Aircraft	SA 3

B.	Aircraft Delivery Requirements and Responsibilities	SA 3

SUPPLEMENTAL EXHIBITS
AE1.	Escalation Adjustment Airframe and Optional Features	SA 10

BFE1.	BFE Variables	SA 3

CS1.	Customer Support Variables	SA 3

EE1.	Engine Escalation/Engine Warranty and Patent Indemnity

SLP1.	Service Life Policy Components

PA No. 2191	SA No. 13

LETTER AGREEMENTS

2191-01	Demonstration Flight Waiver
2191-02	Escalation Sharing
2191-03	Seller Purchased Equipment

RESTRICTED LETTER AGREEMENTS

6-1162-DAN -0123	Performance Guarantees
6-1162-DAN -0124	Special Matters
6-1162-DAN -0155	Airframe Escalation Revision
6-1162-DAN -0156	Year 2000 Ready Software, Hardware and Firmware
6-1162-DAN -0157	Miscellaneous Matters
6-1162-MJB-0017	Special Matters
6-1162-MJB-0030	Special Matters
6-1162-LAJ-874R	Special Matters	SA 5
6-1162-LAJ-874R1	Special Matters	SA 6
6-1162-LAJ-874R2	Special Matters	SA 7
6-1162-LAJ-982	Special Matters	SA 8
6-1162-LAJ-982R3	Special Matters	SA 11
6-1162-RLL-3852	737-800 Performance Guarantees	SA 9
6-1162-LAJ-982R4	Special Matters	SA 13
6-1162-RLL-3958	737-8V3 Option Aircraft	SA 13

SUPPLEMENTAL AGREEMENTS		DATED AS OF:
Supplemental Agreement No. 1		June 29, 2001
Supplemental Agreement No. 2		December 21, 2001
Supplemental Agreement No. 3		June 14, 2002
Supplemental Agreement No. 4		December 20, 1002
Supplemental Agreement No. 5		October 31, 2003
Supplemental Agreement No. 6		September 9, 2004
Supplemental Agreement No. 7		December 9, 2004
Supplemental Agreement No. 8		April 15, 2005
Supplemental Agreement No. 9		March 16, 2006
Supplemental Agreement No. 10		May 8, 2006
Supplemental Agreement No. 11		August 30, 2006
Supplemental Agreement No. 12		February 26, 2007
Supplemental Agreement No. 13		, 2007

PA No. 2191	SA No. 13

Table 1-4

Aircraft Information Table Model 737-7V3 Aircraft

Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-700	154,500

Engine Model:	CFM56 -7B22
Airframe Price:		**Material Redacted**
Optional Features:		**Material Redacted**

Sub-Total of Airframe and Features:		**Material Redacted**
Engine Price (Per Aircraft):		**Material Redacted**
Aircraft Basic Price (Excluding BFE/SPE):		**Material Redacted**

Buyer Furnished Equipment (BFE) Estimate:		**Material Redacted**
Seller Purchased Equipment (SPE) Estimate:		**Material Redacted**
Refundable Deposit/Aircraft at Proposal Accept:		**Material Redacted**

Detail Specification:	D6-38808-42-1 (4/30/2004)

Airframe Price Base Year/Escalation Formula:	Jul-04	ECI-MFG/CPI
Engine Price Base Year/Escalation Formula:	N/A	N/A
Airframe Escalation Data:
Base Year Index (ECI):	**Material Redacted**
Base Year Index (CPI):	**Material Redacted**

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Manufacturer Serial Number	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
					At Signing 1%	24 Mos. 4%	21/18/12/9/6 Mos. 5%	Total 30%
**Material	**Material	**Material	**Material	**Material	**Material	**Material	**Material	**Material
Redacted**	Redacted**	Redacted**	Redacted**	Redacted**	Redacted**	Redacted**	Redacted**	Redacted**
**Material	**Material	**Material	**Material	**Material	**Material	**Material	**Material	**Material
Redacted**	Redacted**	Redacted**	Redacted**	Redacted**	Redacted**	Redacted**	Redacted**	Redacted**
Total:	2

COP — SA 13
44824	Boeing Proprietary	Page 1

Table 1-5

Aircraft Information Table Model 737-8V3 Aircraft

Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-8V3	174,200 pounds	Detail Specification:	D6-38808-1 Rev C, dated 5-4-05
Engine Model/Thrust:	CFM56-7B26	26,400 pounds	Airframe Price Base Year/Escalation Formula:	Jul-04	ECI-MFG/CPI N/A
Airframe Price:		**Material Redacted**	Engine Price Base Year/Escalation Formula:	N/A	N/A
Optional Features:		**Material Redacted**	Airframe Escalation Data:

Sub-Total of Airframe and Features:		**Material Redacted**	Base Year Index (ECI):	**Material Redacted**
Engine Price (Per Aircraft):		**Material Redacted**	Base Year Index (CPI):	**Material Redacted**
Aircraft Basic Price (Excluding BFE/SPE):		**Material Redacted**

Buyer Furnished Equipment (BFE) Estimate:		**Material Redacted**
Seller Purchased Equipment (SPE) Estimate:		**Material Redacted**
Refundable Deposit/Aircraft at Proposal Accept:		**Material Redacted**

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Manufacturer Serial Number	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
					At Signing 1%	24 Mos. 4%	21/18/12/9/6 Mos. 5%	Total 30%
**Material	**Material	**Material	**Material	**Material	**Material	**Material	**Material	**Material
Redacted**	Redacted**	Redacted**	Redacted**	Redacted**	Redacted**	Redacted**	Redacted**	Redacted**
**Material	**Material	**Material	**Material	**Material	**Material	**Material	**Material	**Material
Redacted**	Redacted**	Redacted**	Redacted**	Redacted**	Redacted**	Redacted**	Redacted**	Redacted**
**Material	**Material	**Material	**Material	**Material	**Material	**Material	**Material	**Material
Redacted**	Redacted**	Redacted**	Redacted**	Redacted**	Redacted**	Redacted**	Redacted**	Redacted**
**Material	**Material	**Material	**Material	**Material	**Material	**Material	**Material	**Material
Redacted**	Redacted**	Redacted**	Redacted**	Redacted**	Redacted**	Redacted**	Redacted**	Redacted**
Total:	4

COP — SA 13
44824	Boeing Proprietary	Page 1

Table 1-6

Aircraft Information Table for Model 737-8V3

Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-8V3	174,200 pounds	Detail Specification:	D6-38808-1 Rev C, dated 5-4-05
Engine Model/Thrust:	CFM56-7B26	26,400 pounds	Airframe Price Base Year/Escalation Formula:	Jul-06	ECI-MFG/CPI
Airframe Price:		**Material Redacted**	Engine Price Base Year/Escalation Formula:	N/A	N/A
Optional Features:		**Material Redacted**	Airframe Escalation Data:

Sub-Total of Airframe and Features:		**Material Redacted**	Base Year Index (ECI):	**Material Redacted**
Engine Price (Per Aircraft):		**Material Redacted**	Base Year Index (CPI):	**Material Redacted**
Aircraft Basic Price (Excluding BFE/SPE):		**Material Redacted**

Buyer Furnished Equipment (BFE) Estimate:		**Material Redacted**
Seller Purchased Equipment (SPE) Estimate:		**Material Redacted**
Refundable Deposit/Aircraft at Proposal Accept:		**Material Redacted**

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Manufacturer Serial Number	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
					At Signing 1%	24 Mos. 4%	21/18/12/9/6 Mos. 5%	Total 30%
**Material	**Material	**Material	**Material	**Material	**Material	**Material	**Material	**Material
Redacted**	Redacted**	Redacted**	Redacted**	Redacted**	Redacted**	Redacted**	Redacted**	Redacted**
**Material	**Material	**Material	**Material	**Material	**Material	**Material	**Material	**Material
Redacted**	Redacted**	Redacted**	Redacted**	Redacted**	Redacted**	Redacted**	Redacted**	Redacted**
**Material	**Material	**Material	**Material	**Material	**Material	**Material	**Material	**Material
Redacted**	Redacted**	Redacted**	Redacted**	Redacted**	Redacted**	Redacted**	Redacted**	Redacted**
**Material	**Material	**Material	**Material	**Material	**Material	**Material	**Material	**Material
Redacted**	Redacted**	Redacted**	Redacted**	Redacted**	Redacted**	Redacted**	Redacted**	Redacted**
Total:	4

COP — SA — 13
43715	Boeing Proprietary	Page 1

The Boeing Company

P.O. Box 3707

Seattle, WA 98124-2207

6-1162-LAJ-982R4

COPA HOLDINGS, S.A.

Apartado 1572

Avenida Justo Arosemena y Calle 39

Panama 1, Panama

Subject:    Special Matters

Reference:   Purchase Agreement No. 2191 (the Purchase Agreement) between The Boeing Company (Boeing) and COPA HOLDINGS, S.A. (Customer) relating to Model 737 aircraft (the Aircraft)

This Letter Agreement amends and supplements the Purchase Agreement. This Letter Agreement supersedes and replaces in its entirety Letter Agreement 6-1162-MJB-0017. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement. In consideration of the Aircraft orders, Boeing provides the following to Customer.

1. **Material Redacted**

2. **Material Redacted**

3. **Material Redacted**

4. **Material Redacted**

5. **Material Redacted**

6. **Material Redacted**

7. **Material Redacted**

8. **Material Redacted**

9. **Material Redacted**

10. **Material Redacted**

11. **Material Redacted**

12. **Material Redacted**

PA 2191	SA 13

13. **Material Redacted**

14. **Material Redacted**

15. **Material Redacted**

16. **Material Redacted**

17. **Material Redacted**

18. **Material Redacted**

19. **Material Redacted**

20. **Material Redacted**

PA 2191	SA 13

Page 3 ACCEPTED AND AGREED TO this
Date: , 2007

THE BOEING COMPANY

**Material Redacted**

By

Its Attorney-In-Fact

COPA HOLDINGS, S.A.

By

Its Chief Executive Officer

The Boeing Company

P.O. Box 3707

Seattle, WA 98124-2207

6-1162-RLL-3958

COPA HOLDINGS, S.A.

Apartado 1572

Avenida Justo Arosemena y Calle 39

Panama 1, Panama

Subject:    Option Aircrraft

Reference:   Purchase Agreement No. 2191 (the Purchase Agreement) between The Boeing Company (Boeing) and COPA HOLDINGS, S.A. (Customer) relating to Model 737 aircraft (the Aircraft)

This Letter Agreement amends the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

Boeing agrees to manufacture and sell to Customer additional Model 737 aircraft as Option Aircraft. The delivery months, number of aircraft, Advance Payment Base Price per aircraft and advance payment schedule are listed in Table 1-7 to this Letter Agreement. The Airframe Price shown includes the Engine Price.

1.     Aircraft Description and Changes

**Material Redacted**

2.     Price

**Material Redacted**

PA 2191	SA 13

2.2 Price Adjustments.

** Material Redacted**

3.     Payment.

3.1 Customer will pay a deposit to Boeing in the amount shown in Table 1-7 for each Option Aircraft (Deposit), on the date of this Letter Agreement. If Customer exercises an option, the Deposit will be credited against the first advance payment due. If Customer does not exercise an option, Boeing will retain the Deposit for that Option Aircraft.

3.2 Following option exercise, advance payments in the amounts and at the times listed in Table 1-7 will be payable for the Option Aircraft. The remainder of the Aircraft Price for the Option Aircraft will be paid at the time of delivery.

4.     Option Exercise.

**Material Redacted**

5.     Contract Terms.

Boeing and Customer will promptly confirm Customer’s exercise of its rights in respect to an Option Aircraft by entering into a definitive agreement for the purchase of an Option Aircraft, including the terms and conditions contained in this Letter Agreement, in the Purchase Agreement, and other terms and conditions as may be agreed upon. **Material Redacted**

ACCEPTED AND AGREED TO this

Date:                                                                              , 2007

PA 2191	SA 13

Page 3 By **Material Redacted**
Its Attorney-In-Fact

COPA HOLDINGS, S.A.

By

Its Chief Executive Officer

Attachment — Table 1-7

Table 1-7

RLL-3958 — Option Aircraft

Aircraft Information Table for Model 737-8V3

Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-8V3	174,200 pounds	Detail Specification:	D6-38808-1 Rev C, dated 5-4-05

Engine Model/Thrust:	CFM56-7B26	26,400 pounds	Airframe Price Base Year/Escalation Formula:	Jul-06	ECI-MFG/CPI
Airframe Price:		**Material Redacted**	Engine Price Base Year/Escalation Formula:	N/A	N/A
Optional Features:		**Material Redacted**	Airframe Escalation Data:

Sub-Total of Airframe and Features:		**Material Redacted**	Base Year Index (ECI):	**Material Redacted**
Engine Price (Per Aircraft):		**Material Redacted**	Base Year Index (CPI):	**Material Redacted**
Aircraft Basic Price (Excluding BFE/SPE):		**Material Redacted**

Buyer Furnished Equipment (BFE) Estimate:		**Material Redacted**
Seller Purchased Equipment (SPE) Estimate:		**Material Redacted**

Refundable Deposit/Aircraft at Proposal Accept:		**Material Redacted**

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Manufacturer Serial Number	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
					At Signing 1%	24 Mos. 4%	21/18/12/9/6 Mos. 5%	Total 30%
**Material	**Material	**Material	**Material	**Material	**Material	**Material	**Material	**Material
Redacted**	Redacted**	Redacted**	Redacted**	Redacted**	Redacted**	Redacted**	Redacted**	Redacted**
**Material	**Material	**Material	**Material	**Material	**Material	**Material	**Material	**Material
Redacted**	Redacted**	Redacted**	Redacted**	Redacted**	Redacted**	Redacted**	Redacted**	Redacted**
**Material	**Material	**Material	**Material	**Material	**Material	**Material	**Material	**Material
Redacted**	Redacted**	Redacted**	Redacted**	Redacted**	Redacted**	Redacted**	Redacted**	Redacted**
Total:	3

COP — SA — 13
43715	Boeing Proprietary	Page 1